Exhibit 3.19

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “EP ENERGY E&P COMPANY, L.P.” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF LIMITED PARTNERSHIP, FILED THE SIXTH DAY OF DECEMBER, A.D. 1995, AT 4:30 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “COASTAL OIL & GAS USA, L.P.” TO “EL PASO PRODUCTION OIL & GAS USA, L.P.”, FILED THE SEVENTEENTH DAY OF APRIL, A.D. 2001, AT 10 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE EIGHTH DAY OF NOVEMBER, A.D. 2002, AT 4 O’CLOCK P.M.

CERTIFICATE OF MERGER, FILED THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2002, AT 10 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE TWENTY-SECOND DAY OF AUGUST, A.D. 2003, AT 4:13 O’CLOCK P.M.

CERTIFICATE OF MERGER, FILED THE TWENTY-THIRD DAY OF DECEMBER, A.D. 2003, AT 2:10 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State

2543123 8100H	AUTHENTICATION: 9768628

120919728	DATE: 08-09-12

You may verify this certificate online
at corp.delaware.gov/authver.shtml

1

Delaware

The First State

THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2003.

CERTIFICATE OF MERGER, FILED THE TWENTY-THIRD DAY OF DECEMBER, A.D. 2003, AT 2:11 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2003.

CERTIFICATE OF MERGER, FILED THE THIRTEENTH DAY OF JANUARY, A.D. 2004, AT 8:53 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE FOURTEENTH DAY OF JANUARY, A.D. 2004, AT 8 O’CLOCK A.M.

CERTIFICATE OF MERGER, FILED THE THIRTEENTH DAY OF JANUARY, A.D. 2004, AT 8:54 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE FOURTEENTH DAY OF JANUARY, A.D. 2004, AT 8:10 O’CLOCK A.M.

CERTIFICATE OF MERGER, FILED THE THIRTEENTH DAY OF JANUARY, A.D. 2004, AT 8:55 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State

2543123 8100H	AUTHENTICATION: 9768628

120919728	DATE: 08-09-12

You may verify this certificate online
at corp.delaware.gov/authver.shtml

2

Delaware

The First State

THE AFORESAID CERTIFICATE OF MERGER IS THE FOURTEENTH DAY OF JANUARY, A.D. 2004, AT 8:20 O’CLOCK A.M.

CERTIFICATE OF MERGER, FILED THE THIRTEENTH DAY OF JANUARY, A.D. 2004, AT 8:56 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE FOURTEENTH DAY OF JANUARY, A.D. 2004, AT 8:30 O’CLOCK A.M.

CERTIFICATE OF MERGER, FILED THE THIRTEENTH DAY OF JANUARY, A.D. 2004, AT 8:57 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE FOURTEENTH DAY OF JANUARY, A.D. 2004, AT 8:40 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE NINTH DAY OF MARCH, A.D. 2004, AT 11:46 O’CLOCK A.M.

RESTATED CERTIFICATE, FILED THE SEVENTEENTH DAY OF JUNE, A.D. 2004, AT 12:10 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “EL PASO PRODUCTION OIL & GAS USA, L.P.” TO “EL PASO E&P COMPANY, L.P.”, FILED THE TWENTY-EIGHTH DAY OF DECEMBER, A.D. 2005, AT 9:28 O’CLOCK P.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State

2543123 8100H	AUTHENTICATION: 9768628

120919728	DATE: 08-09-12

You may verify this certificate online
at corp.delaware.gov/authver.shtml

3

Delaware

The First State

CERTIFICATE OF MERGER, FILED THE TWENTY-EIGHTH DAY OF DECEMBER, A.D. 2005, AT 9:29 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2005, AT 10:10 O’CLOCK A.M.

CERTIFICATE OF MERGER, FILED THE NINTH DAY OF JUNE, A.D. 2006, AT 8:57 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTIETH DAY OF JUNE, A.D. 2006, AT 9:45 O’CLOCK A.M.

CERTIFICATE OF MERGER, FILED THE NINTH DAY OF JUNE, A.D. 2006, AT 9:17 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTIETH DAY OF JUNE, A.D. 2006, AT 10 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE ELEVENTH DAY OF AUGUST, A.D. 2006, AT 6:42 O’CLOCK P.M.

CERTIFICATE OF MERGER, FILED THE FIFTEENTH DAY OF SEPTEMBER, A.D. 2009, AT 7:55 O’CLOCK P.M.

CERTIFICATE OF MERGER, FILED THE FIFTEENTH DAY OF SEPTEMBER,

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State

2543123 8100H	AUTHENTICATION: 9768628

120919728	DATE: 08-09-12

You may verify this certificate online
at corp.delaware.gov/authver.shtml

4

Delaware

The First State

A.D. 2009, AT 8:02 O’CLOCK P.M.

CERTIFICATE OF MERGER, FILED THE TWENTY-EIGHTH DAY OF DECEMBER, A.D. 2010, AT 6:32 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2010.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “EL PASO E&P COMPANY, L.P.” TO “EP ENERGY E&P COMPANY, L.P.”, FILED THE TWENTY-FIRST DAY OF MAY, A.D. 2012, AT 4:16 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF AMENDMENT IS THE FIRST DAY OF JUNE, A.D. 2012, AT 12:01 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED PARTNERSHIP, “EP ENERGY E&P COMPANY, L.P.”.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State

2543123 8100H	AUTHENTICATION: 9768628

120919728	DATE: 08-09-12

You may verify this certificate online
at corp.delaware.gov/authver.shtml

5

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:30 PM 12/06/1995
950284975 - 2543123

CERTIFICATE OF LIMITED PARTNERSHIP

OF

COASTAL OIL & GAS USA, L.P.

The undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

I.                                         The name of the limited partnership is:

COASTAL OIL & GAS USA, L.P.

II.                                     The address of the Partnership’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the Partnership’s registered agent for service of process in the State of Delaware at such address is The Corporation Trust Company.

III.                                 The name and mailing address of the general partner is:

NAME	MAILING ADDRESS

Coastal Oil & Gas Corporation	9 Greenway Plaza
Houston, Texas 77046

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of Coastal Oil & Gas USA, L.P., as of the 6th day of December, 1995.

COASTAL OIL & GAS CORPORATION
GENERAL PARTNER

By:	/s/ AUSTIN M. O’TOOLE
AUSTIN M. O’TOOLE
Senior Vice President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 04/17/2001
010184674 - 2543123

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

COASTAL OIL & GAS USA, L.P.

The undersigned, desiring to amend the Certificate of Limited Partnership of COASTAL OIL & GAS USA, L.P., pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is:

Coastal Oil & Gas USA, L.P.

SECOND: Article “I.” of the Certificate of Limited Partnership shall be amended as follows:

“I. The name of the limited partnership shall be El Paso Production Oil & Gas USA, L.P.”

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 16th day of April 2001.

EL PASO PRODUCTION OIL & GAS COMPANY
the General Partner

By:	/s/ David L. Siddall
David L. Siddall
Vice President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:00 PM 11/08/2002
020692145 - 2543123

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

EL PASO PRODUCTION OIL & GAS USA, L.P.

The undersigned, desiring to amend the Certificate of Limited Partnership of El Paso Production Oil & Gas USA, L.P., pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is El Paso Production Oil & Gas USA, L.P.

SECOND: Article III of the Certificate of Limited Partnership shall be amended to add an additional General Partner as follows:

Article III. The name and mailing address of the general partners are as follows:

Name	Address

ANR Production Company	1001 Louisiana Street
Houston, Texas 77002

El Paso Production Oil & Gas Company	1001 Louisiana Street
Houston, Texas 77002

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 8th day of November 2002.

ANR PRODUCTION COMPANY
General Partner

By:	/s/ David L. Siddall
David L. Siddall
Vice President

EL PASO PRODUCTION OIL & GAS
COMPANY
General Partner

By:	/s/ David L. Siddall
David L. Siddall
Vice President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 12/31/2002
020808756 - 2543123

CERTIFICATE OF MERGER

MERGING

EL PASO PRODUCTION OFFSHORE PARTNERSHIP I, L.P.

AND

EL PASO PRODUCTION OFFSHORE PARTNERSHIP II, L.P.

INTO

EL PASO PRODUCTION OIL & GAS USA, L.P.

Pursuant to Title 6, Section 17-211 of the Delaware Code, the undersigned surviving limited partnership submits the following Certificate of Merger for filing and certifies that:

FIRST: The name and jurisdiction of formation or organization of each of the domestic limited partnerships or other business entities that are to merge are as follows:

Name	Jurisdiction

El Paso Production Offshore Partnership I, L.P.	Delaware

El Paso Production Offshore Partnership II, L.P.	Delaware

El Paso Production Oil & Gas USA, L.P.	Delaware

SECOND: An Agreement of Merger has been approved and executed by El Paso Production Offshore Partnership I, L.P., El Paso Production Offshore Partnership II, L.P. and El Paso Production Oil & Gas USA, L.P.

THIRD: The name of the surviving limited partnership is: El Paso Production Oil & Gas USA, L.P.

FOURTH: The merger shall become effective on December 31, 2002.

FIFTH: The Agreement of Merger is on file at a place of business of the surviving limited partnership which is located at 1001 Louisiana Street, Houston, Texas 77002.

SIXTH: A copy of the Agreement of Merger will be furnished by the surviving limited partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity that is to merge.

IN WITNESS WHEREOF, this Certificate of Merger has been duly executed as of the 23rd day of December 2002, and is being filed in accordance with Title 6, Section 17-211 by an authorized officer of the General Partner of the surviving limited partnership in the merger.

EL PASO PRODUCTION OIL & GAS USA, L.P.
By: El Paso Production Oil & Gas Company
The General Partner

By:	/s/ David L. Siddall
David L. Siddall
Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 05:02 PM 08/22/2003
FILED 04:13 PM 08/22/2003
SRV 030549356 - 2543123 FILE

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

EL PASO PRODUCTION OIL & GAS USA, L.P.

The undersigned, desiring to amend the Certificate of Limited Partnership of El Paso Production Oil & Gas USA, L.P., pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is El Paso Production Oil & Gas USA, L.P. (the “Partnership”).

SECOND: Article III of the Certificate of Limited Partnership shall be amended as follows:

“The name of the general partners of the Partnership are:

ANR Production Company	El Paso Production Oil & Gas Company
1001 Louisiana Street	1001 Louisiana Street
Houston, Texas 77002	Houston, Texas 77002.”

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 21st day of August 2003.

EL PASO PRODUCTION OIL & GAS USA, L.P.

By: ANR Production Company
Its General Partner

By:	/s/ David L. Siddall
David L. Siddall
Vice President

By: El Paso Production Oil & Gas Company
Its General Partner

By:	/s/ David L. Siddall
David L. Siddall
Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:10 PM 12/23/2003
FILED 02:10 PM 12/23/2003
SRV 030830854 - 2543123 FILE

CERTIFICATE OF MERGER

OF

CIGE MERGER COMPANY, L.L.C.

AND

EP PRODUCTION MERGER COMPANY, L.L.C.

each, a Delaware limited liability company

WITH AND INTO

EL PASO PRODUCTION OIL & GAS USA, L.P.,

a Delaware limited partnership

Pursuant to Section 17-211 of the

Delaware Revised Uniform Limited Partnership Act (“DRULPA”)

El Paso Production Oil & Gas USA, L.P., a Delaware limited partnership, hereby certifies to the following facts relating to the merger of CIGE Merger Company, L.L.C. and EP Production Merger Company, L.L.C., each a Delaware limited liability company, with and into El Paso Production Oil & Gas USA, L.P., a Delaware limited partnership (the “Merger”):

First: The name and jurisdiction of formation or organization of each of the constituent entities to the Merger are:

Name	State

El Paso Production Oil & Gas USA, L.P.	Delaware
CIGE Merger Company, L.L.C.	Delaware
EP Production Merger Company, L.L.C.	Delaware

Second: An Agreement of Merger dated December 19, 2003 (the “Merger Agreement”), has been approved, adopted, certified, executed and acknowledged by each of the constituent entities to the Merger in accordance with Section 17-211 of the DRULPA. The effective date of the merger shall be December 31, 2003.

Third: The name of the surviving limited partnership is El Paso Production Oil & Gas USA, L.P.

Fourth: The Certificate of Limited Partnership of El Paso Production Oil & Gas USA, L.P., as in existence immediately prior to the filing of this Certificate of Merger shall be the Certificate of Limited Partnership of the surviving limited partnership.

Fifth: An executed copy of the Merger Agreement is on file at the principal place of business of El Paso Production Oil & Gas USA, LP., located at 1001 Louisiana Street, Houston, Texas 77002.

Sixth: A copy of the Merger Agreement will be furnished by El Paso Production Oil & Gas USA, L.P., upon request and without cost, to any member of CIGE Merger Company, L.L.C. and EP Production Merger Company, L.L.C. or to any partner of El Paso Production Oil & Gas USA, L.P.

Seventh: This Certificate of Merger shall be effective on December 31, 2003.

IN WITNESS WHEREOF, this Certificate has been duly executed on behalf of El Paso Production Oil & Gas USA, L.P., by a duly authorized officer of the General Partner this 19th day of December 2003.

EL PASO PRODUCTION OIL & GAS USA, L.P.
By:	El Paso Production Oil & Gas Company
Its General Partner

	By:	/s/ David L. Siddall
David L. Siddall
Vice President

2

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:10 PM 12/23/2003
FILED 02:11 PM 12/23/2003
SRV 030830928 - 2543123 FILE

CERTIFICATE OF MERGER

OF

EL PASO OIL & GAS RESOURCES COMPANY, L.P.

INTO

EL PASO PRODUCTION OIL & GAS USA, L.P.

Pursuant to Title 6, Section 17-211 of the Delaware Code, the undersigned surviving limited partnership submits the following Certificate of Merger for filing and certifies that:

FIRST: The name and jurisdiction of formation or organization of each of the domestic limited partnerships or other business entities that are to merge are as follows:

Name	Jurisdiction

El Paso Oil & Gas Resources Company, L.P.	Delaware

El Paso Production Oil & Gas USA, L.P.	Delaware

SECOND: An Agreement of Merger has been approved and executed by El Paso Production Oil & Gas USA, L.P. and El Paso Oil & Gas Resources Company, L.P.

THIRD: The name of the surviving limited partnership is: El Paso Production Oil & Gas USA, L.P.

FOURTH: The merger shall become effective on December 31, 2003.

FIFTH: The Agreement and Plan of Merger is on file at a place of business of the surviving limited partnership which is located at 1001 Louisiana Street, Houston, Texas 77002.

SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving limited partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity that is to merge.

IN WITNESS WHEREOF, this Certificate of Merger has been duly executed as of the 19th day of December 2003, and is being filed in accordance with Title 6, Section 17-211 by the General Partner of the surviving limited partnership in the merger.

EL PASO PRODUCTION OIL & GAS USA, L.P.
By:	El Paso Production Oil & Gas Company
Its General Partner

	By:	/s/ David L. Siddall
David L. Siddall
Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:53 AM 01/13/2004
FILED 08:53 AM 01/13/2004
SRV 040022284 - 2543123 FILE

CERTIFICATE OF MERGER

OF

EL PASO NORIC INVESTMENTS IV, L.L.C.

a Delaware limited liability company

WITH AND INTO

EL PASO PRODUCTION OIL & GAS USA, L.P.

a Delaware limited partnership

Pursuant to Section 17-211 of the

Delaware Revised Uniform Limited Partnership Act (“DRULPA”)

El Paso Production Oil & Gas USA, L.P., a Delaware limited partnership, hereby certifies to the following facts relating to the merger of El Paso Noric Investments IV, L.L.C., a Delaware limited liability company, with and into El Paso Merchant Energy, L.P., a Delaware limited partnership (the “Merger”):

First: The name and jurisdiction of formation or organization of each of the constituent entities to the Merger are;

Name	State

El Paso Production Oil & Gas USA, L.P.	Delaware
El Paso Noric Investments IV, L.L.C.	Delaware

Second: An Agreement of Merger dated January 9, 2004 (the “Merger Agreement”), has been approved, adopted, certified, executed and acknowledged by each of the constituent entities to the Merger in accordance with Section 17-211 of the DRULPA. The effective date of the merger is upon filing with the Delaware Secretary of State in the State of Delaware.

Third: The name of the surviving limited partnership is El Paso Production Oil & Gas USA, L.P.

Fourth: The Certificate of Limited Partnership of El Paso Production Oil & Gas USA, L.P., as in existence immediately prior to the filing of this Certificate of Merger shall be the Certificate of Limited Partnership of the surviving limited partnership.

Fifth: An executed copy of the Merger Agreement is on file at the principal place of business of El Paso Production Oil & Gas USA, L.P., located at 1001 Louisiana Street, Houston, Texas 77002.

Sixth: A copy of the Merger Agreement will be furnished by El Paso Production Oil & Gas USA, L.P., upon request and without cost, to any Member of El Paso Noric Investments IV, L.L.C. or to any partner of El Paso Production Oil & Gas USA, L.P.

Seventh: This Certificate of Merger shall be effective as of 8:00 a.m., Eastern Standard Time, on January 14, 2004.

IN WITNESS WHEREOF, El Paso Production Oil & Gas USA, L.P., has caused this Certificate of Merger to be executed by a duly authorized officer, this 9th day of January 2004.

EL PASO PRODUCTION OIL & GAS USA, L.P.
By:	El Paso Production Oil & Gas Company
Its General Partner

	By:	/s/ David L. Siddall
David L. Siddall
Vice President

2

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:53 AM 01/13/2004
FILED 08:54 AM 01/13/2004
SRV 040022293 - 2543123 FILE

CERTIFICATE OF MERGER

OF

NORIC HOLDINGS IV, L.L.C.

a Delaware limited liability company

WITH AND INTO

EL PASO PRODUCTION OIL & GAS USA, L.P.

a Delaware limited partnership

Pursuant to Section 17-211 of the

Delaware Revised Uniform Limited Partnership Act (“DRULPA”)

El Paso Production Oil & Gas USA, L.P., a Delaware limited partnership, hereby certifies to the following facts relating to the merger of Noric Holdings IV, L.L.C., a Delaware limited liability company, with and into El Paso Production Oil & Gas USA, L.P., a Delaware limited partnership (the “Merger”):

First: The name and jurisdiction of formation or organization of each of the constituent entities to the Merger are:

Name	State

El Paso Production Oil & Gas USA, L.P.	Delaware
Noric Holdings IV, L.L.C.	Delaware

Second: An Agreement of Merger dated January 12, 2004 (the “Merger Agreement”), has been approved, adopted, certified, executed and acknowledged by each of the constituent entities to the Merger in accordance with Section 17-211 of the DRULPA. The effective date of the merger is upon filing with the Delaware Secretary of State in the State of Delaware.

Third: The name of the surviving limited partnership is El Paso Production Oil & Gas USA, L.P.

Fourth: The Certificate of Limited Partnership of El Paso Production Oil & Gas USA, L.P., as in existence immediately prior to the filing of this Certificate of Merger shall be the Certificate of Limited Partnership of the surviving limited partnership.

Fifth: An executed copy of the Merger Agreement is on file at the principal place of business of El Paso Production Oil & Gas USA, L.P., located at 1001 Louisiana Street, Houston, Texas 77002.

Sixth: A copy of the Merger Agreement will be furnished by El Paso Production Oil & Gas USA, L.P., upon request and without cost, to any Member of Noric Holdings IV, L.L.C. or to any partner of El Paso Production Oil & Gas USA, L.P.

Seventh: This Certificate of Merger shall be effective as of 8:10 a.m., Eastern Standard Time, on January 14, 2004.

IN WITNESS WHEREOF, El Paso Production Oil & Gas USA, L.P., has caused this Certificate of Merger to be executed by a duly authorized officer, this 12th day of January 2004.

EL PASO PRODUCTION OIL & GAS USA, L.P.
By: El Paso Production Oil & Gas Company
Its General Partner

By:	/s/ David L. Siddall
David L. Siddall
Vice President

2

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:53 AM 01/13/2004
FILED 08:55 AM 01/13/2004
SRV 040022297 - 2543123 FILE

CERTIFICATE OF MERGER

OF

LIPIZZAN HOLDING, L.P.

INTO

EL PASO PRODUCTION OIL & GAS USA, L.P.

Pursuant to Title 6, Section 17-211 of the Delaware Code, the undersigned surviving limited partnership submits the following Certificate of Merger for filing and certifies that:

FIRST: The name and jurisdiction of formation or organization of each of the domestic limited partnerships or other business entities that are to merge are as follows:

Name	Jurisdiction

Lipizzan Holding, L.P.	Delaware

EI Paso Production Oil & Gas USA, L.P.	Delaware

SECOND: An Agreement of Merger has been approved and executed by El Paso Production Oil & Gas USA, L.P. and Lipizzan Holding, L.P.

THIRD: The name of the surviving limited partnership is: El Paso Production Oil & Gas USA, L.P.

FOURTH: The merger shall become effective as of 8:20 a.m., Eastern Standard Time, on January 14, 2004.

FIFTH: The Agreement and Plan of Merger is on file at a place of business of the surviving limited partnership which is located at 1001 Louisiana Street, Houston, Texas 77002.

SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving limited partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity that is to merge.

IN WITNESS WHEREOF, this Certificate of Merger has been duly executed as of the 12th day of January 2004, and is being filed in accordance with Title 6, Section 17-211 by an authorized person of the surviving limited partnership in the merger.

EL PASO PRODUCTION OIL & GAS USA, L.P.
By: El Paso Production Oil & Gas Company
Its General Partner

By:	/s/ David L. Siddall
David L. Siddall
Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:53 AM 01/13/2004
FILED 08:56 AM 01/13/2004
SRV 040022392 - 2543123 FILE

CERTIFICATE OF MERGER

OF

LUSITANO, L.L.C.

a Delaware limited liability company

WITH AND INTO

EL PASO PRODUCTION OIL & GAS USA, L.P.

a Delaware limited partnership

Pursuant to Section 17-211 of the

Delaware Revised Uniform Limited Partnership Act (“DRULPA”)

El Paso Production Oil & Gas USA, L.P., a Delaware limited partnership, hereby certifies to the following facts relating to the merger of Lusitano, L.L.C., a Delaware limited liability company, with and into El Paso Production Oil & Gas USA, L.P., a Delaware limited partnership (The “Merger”):

First: The name and jurisdiction of formation or organization of each of the constituent entities to the Merger are:

Name	State

El Paso Production Oil & Gas USA, L.P.	Delaware
Lusitano, L.L.C.	Delaware

Second: An Agreement of Merger dated January 12, 2004 (the “Merger Agreement”), has been approved, adopted, certified, executed and acknowledged by each of the constituent entities to the Merger in accordance with Section 17-211 of the DRULPA. The effective date of the merger is upon filing with the Delaware Secretary of State in the State of Delaware.

Third: The name of the surviving limited partnership is El Paso Production Oil & Gas USA, L.P.

Fourth: The Certificate of Limited Partnership of El Paso Production Oil & Gas USA, L.P., as in existence immediately prior to the filing of this Certificate of Merger shall be the Certificate of Limited Partnership of the surviving limited partnership.

Fifth: An executed copy of the Merger Agreement is on file at the principal place of business of El Paso Production Oil & Gas USA, L.P., located at 1001 Louisiana Street, Houston, Texas 77002.

Sixth: A copy of the Merger Agreement will be furnished by El Paso Production Oil & Gas USA, L.P., upon request and without cost, to any Member of Lusitano, L.L.C. or to any partner of El Paso Production Oil & Gas USA, L.P.

Seventh: This Certificate of Merger shall be effective as of 8:30 a.m., Eastern Standard Time, on January 14, 2004.

IN WITNESS WHEREOF, El Paso Production Oil & Gas USA, L.P., has caused this Certificate of Merger to be executed by a duly authorized officer, this 12th day of January 2004.

EL PASO PRODUCTION OIL & GAS USA, L.P.
By: El Paso Production Oil & Gas Company
Its General Partner

By:	/s/ David L. Siddall
David L. Siddall
Vice President

2

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:53 AM 01/13/2004
FILED 08:57 AM 01/13/2004
SRV 040022404 - 2543123 FILE

CERTIFICATE OF MERGER

OF

NORIC, L.P.

INTO

EL PASO PRODUCTION OIL & GAS USA, L.P.

Pursuant to Title 6, Section 17-211 of the Delaware Code, the undersigned surviving limited partnership submits the following Certificate of Merger for filing and certifies that:

FIRST: The name and jurisdiction of formation or organization of each of the domestic limited partnerships or other business entities that are to merge are as follows:

Name	Jurisdiction

Noric, L.P.	Delaware

El Paso Production Oil & Gas USA, L.P.	Delaware

SECOND: An Agreement of Merger has been approved and executed by El Paso Production Oil & Gas USA, L.P. and Noric, L.P.

THIRD: The name of the surviving limited partnership is: El Paso Production Oil & Gas USA, L.P.

FOURTH: The merger shall become effective as of 8:40 a.m., Eastern Standard Time, on January 14, 2004.

FIFTH: The Agreement and Plan of Merger is on file at a place of business of the surviving limited partnership which is located at 1001 Louisiana Street, Houston, Texas 77002.

SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving limited partnership, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity that is to merge.

IN WITNESS WHEREOF, this Certificate of Merger has been duly executed as of the 12th day of January 2004, and is being filed in accordance with Title 6, Section 17-211 by an authorized person of the surviving limited partnership in the merger.

EL PASO PRODUCTION OIL & GAS USA, L.P.
By: El Paso Production Oil & Gas Company
Its General Partner

By:	/s/ David L. Siddall
David L. Siddall
Vice President

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

EL PASO PRODUCTION OIL & GAS USA, L.P.

The undersigned, desiring to amend the Certificate of Limited Partnership of El Paso Production Oil & Gas USA, L.P., pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is El Paso Production Oil & Gas USA, L.P. (the “Partnership”).

SECOND: Article III of the Certificate of Limited Partnership shall be amended as follows:

“The name of the general partner of the Partnership is:

El Paso Production Oil & Gas Company

1001 Louisiana Street

Houston, Texas 77002.”

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 8th day of March 2004.

EL PASO PRODUCTION OIL & GAS USA, L.P.

By: El Paso Production Oil & Gas Company
Its General Partner

By:	/s/ David L. Siddall
David L. Siddall
Vice President

State of Delaware Secretary of State Division of Corporations Delivered 11:54 AM 03/09/2004 FILED 11:46 AM 03/09/2004 SRV 040175258 - 2543123 FILE

AMENDED AND RESTATED

CERTIFICATE OF LIMITED PARTNERSHIP

OF

EL PASO PRODUCTION OIL & GAS USA, L.P.

The undersigned, desiring to Amended and Restate the Certificate of Limited Partnership of El Paso Production Oil & Gas USA, L.P., pursuant to the provisions of Sections 17-202 and 17-210 of the Delaware Revised Uniform Limited Partnership Act, as amended (“DRULPA”) does hereby certify as follows:

1.                        The original Certificate of Limited Partnership was filed with the Office of the Secretary of State of Delaware on December 6, 1995, under the name of Coastal Oil & Gas USA, L.P.

2.                        The Certificate of Limited Partnership was Amended on April 1, 2001, changing the name of the Limited Partnership to El Paso Production Oil 7 Gas USA, L.P.

3.                        The Certificate of Limited Partnership was Amended on November 8, 2002, listing the name of the General Partners.

4.                        The Certificate of Limited Partnership was Amended on August 21, 2003, listing the name of the General Partners.

5.                        The Certificate of Limited Partnership was Amended on March 8, 2004, listing the name of the General Partner.

6.                        This Amended and Restated Certificate of Limited Partnership has been adopted and approved by the General Partner in accordance with Section 17-202 of the Delaware Revised Uniform Limited Partnership Act, pursuant to which, this Amended and Restated Certificate of Limited Partnership amends and restates the provisions of the Limited Partnership’s Certificate of Limited Partnership.

7.                        The text of the Certificate of Limited Partnership of the Limited Partnership is hereby amended and restated to read in its entirety as follows:

ARTICLE I

NAME

The name of the Limited Partnership shall be El Paso Production Oil & Gas USA, L.P. (hereinafter, the “Company”)

State of Delaware Secretary of State Division of Corporations Delivered 01:47 PM 06/17/2004 FILED 12:10 PM 06/17/2004 SRV 040447606 - 2543123 FILE

ARTICLE II

POWER

The Company shall have all the powers accorded to a limited partnership organized under the DRULPA.

ARTICLE III

PURPOSE

The purpose for which the company is organized is to transact any and all lawful business for which a limited partnership may be organized under the DRULPA.

ARTICLE IV

GENERAL PARTNER

The name and mailing address of each party who is to serve as the general partner is as follows:

El Paso Production Oil & Gas Company

1001 Louisiana Street

Houston, Texas 77002

ARTICLE V

PARTNERSHIP AGREEMENT

The general partner shall adopt the Partnership Agreement (the “Agreement”) that shall govern the operations of the Company; provided, however, that the failure to adopt such Agreement prior to the date on which this Certificate of Limited Partnership (“Certificate”) is filed with the Secretary of State of the State of Delaware shall not affect the Company’s commencement of existence on such date. The Agreement shall provide for all the terms and conditions for the governance of the Company not inconsistent with any rule of law or equity or with this Certificate and may be altered, amended, restated, or repealed by the Company in the manner set forth therein.

ARTICLE VI

INDEMNIFICATION

Subject to such standards and restrictions as are set forth in the Agreement, the Company shall have the power and authority to indemnify and hold harmless any general partner, limited partner, officer, director, or any other person against any and all claims and demands whatsoever to the fullest extent permitted by law.

ARTICLE VII

REGISTERED OFFICE

AND REGISTERED AGENT

The registered office of the Company is 1209 Orange Street, Wilmington, Delaware 19801, and the registered agent of the Company at such address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Limited Partnership on this 17th day of June 2004.

EL PASO PRODUCTION OIL & GAS COMPANY
The General Partner

By:	/s/ Lisa A. Stewart
Lisa A. Stewart
President

State of Delaware Secretary of State Division of Corporations Delivered 09:25 PM 12/28/2005 FILED 09:28 PM 12/28/2005 SRV 051069290 - 2543123 FILE

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF LIMITED PARTNERSHIP

OF

EL PASO PRODUCTION OIL & GAS USA, L.P.

The undersigned, desiring to amend the Amended and Restated Certificate of Limited Partnership of El Paso Production Oil & Gas USA, L.P., pursuant to the provisions of Section 17-202 of the Delaware Revised Uniform Limited Partnership Act, as amended (“DRULPA”) does hereby certify as follows:

1.                         The name of the Limited Partnership is El Paso Production Oil & Gas USA, L.P.

2.                         The text of Article I of the Certificate of Limited Partnership of the Limited Partnership is hereby amended and restated to read in its entirety as follows:

“ARTICLE I

NAME

The name of the Limited Partnership shall be El Paso E&P Company, L.P. (hereinafter, the “Company”).”

IN WITNESS WHEREOF, the undersigned general partner has executed this Certificate of Amendment on this 28th day of December 2005.

EL PASO PRODUCTION OIL & GAS COMPANY
The General Partner

By:	/s/ Lisa A. Stewart
Lisa A. Stewart
President

State of Delaware Secretary of State Division of Corporations Delivered 09:25 PM 12/28/2005 FILED 09:29 PM 12/28/2005 SRV 051069291 - 2543123 FILE

CERTIFICATE OF MERGER

merging

EL PASO PRODUCTION GOM INC.

and

EL PASO ENERGY RATON CORPORATION

with and into

EL PASO E&P COMPANY, L.P.

Pursuant to

Section 263 of the Delaware General Corporation Law

and

Section 17-211 of the Delaware Revised Uniform Limited Partnership Act

El Paso E&P Company, L.P., a Delaware limited partnership, hereby certifies to the following facts relating to the merger (the “Merger”) of El Paso Production GOM Inc., a Delaware corporation, and El Paso Energy Raton Corporation, a Delaware corporation, with and into El Paso E&P Company, L.P., pursuant to Section 263 of the Delaware General Corporation Law (“DGCL”) and Section 17-211 of the Delaware Revised Uniform Limited Partnership Act (“DRULPA”), and submits the following Certificate of Merger for filing:

FIRST: That the name and state of jurisdiction of each entity that is to merge is as follows:

Name	State of Jurisdiction

El Paso Production GOM Inc.	Delaware
El Paso Energy Raton Corporation	Delaware
El Paso E&P Company, L.P.	Delaware

SECOND: That an Agreement of Merger dated as of December 28, 2005 (the “Merger Agreement”), has been approved, adopted, certified, executed, and acknowledged by each of the constituent entities to the Merger in accordance with Section 263 of the DGCL and Section 17-211 of the DRULPA.

THIRD: That the name of the surviving entity is El Paso E&P Company, L.P. (“E&P LP”).

FOURTH: That the existing Certificate of Limited Partnership of E&P LP shall be the Certificate of Limited Partnership of the surviving entity.

FIFTH: That the Merger shall be effective at 10:10 a.m., Eastern Standard Time, on December 31, 2005.

SIXTH: That an executed copy of the Merger Agreement is on file at the place of business of E&P LP, 1001 Louisiana Street, Houston, Texas 77002.

SEVENTH: That a copy of the Merger Agreement will be furnished upon request and without cost to any partner or stockholder of, or any person holding an interest in, any entity that is to merge.

IN WITNESS WHEREOF, El Paso E&P Company, L.P. has caused this Certificate of Merger to be signed by a duly authorized officer of the General Partner this 28th day of December 2005.

EL PASO E&P COMPANY, L.P.
By:	EL PASO PRODUCTION OIL & GAS COMPANY
Its General Partner

	By:	/s/ Lisa A. Stewart
Lisa A. Stewart
President

2

State of Delaware Secretary of State Division of Corporations Delivered 09:17 PM 06/09/2006 FILED 08:57 PM 06/09/2006 SRV 060562332 - 2543123 FILE

CERTIFICATE OF MERGER

merging

EL PASO PRODUCTION COMPANY

with and into

EL PASO E&P COMPANY, L.P.

Pursuant to

Section 263 of the Delaware General Corporation Law

and

Section 17-211 of the Delaware Revised Uniform Limited Partnership Act

El Paso E&P Company, L.P., a Delaware limited partnership, hereby certifies to the following facts relating to the merger (the “Merger”) of El Paso Production Company, a Delaware corporation, with and into El Paso E&P Company, L.P., pursuant to Section 263 of the Delaware General Corporation Law (“DGCL”) and Section 17-211 of the Delaware Revised Uniform Limited Partnership Act (“DRULPA”), and submits the following Certificate of Merger for filing:

FIRST: That the name and state of jurisdiction of each entity that is to merge is as follows:

Name	State of Jurisdiction

El Paso Production Company	Delaware
El Paso E&P Company, L.P.	Delaware

SECOND: That an Agreement of Merger dated as of May 31, 2006 (the “Merger Agreement”), has been approved, adopted, certified, executed, and acknowledged by each of the constituent entities to the Merger in accordance with Section 263 of the DGCL and Section 17-211 of the DRULPA.

THIRD: That the name of the surviving entity is El Paso E&P Company, L.P. (“E&P LP”).

FOURTH: That the Merger shall be deemed for federal income tax purposes a liquidation of El Paso Production Company under Section 332 of the Internal Revenue Code of 1986.

FIFTH: That the existing Certificate of Limited Partnership of E&P LP shall be the Certificate of Limited Partnership of the surviving entity.

SIXTH: That the Merger shall be effective at 9:45 a.m., Eastern Daylight Time, on June 30, 2006.

SEVENTH: That an executed copy of the Merger Agreement is on file at the place of business of E&P LP, 1001 Louisiana Street, Houston, Texas 77002.

EIGHTH: That a copy of the Merger Agreement will be furnished upon request and without cost to any partner or stockholder of, or any person holding an interest in, any entity that is to merge.

IN WITNESS WHEREOF, El Paso E&P Company, L.P. has caused this Certificate of Merger to be signed by a duly authorized officer of the General Partner this 31st day of May 2006.

EL PASO E&P COMPANY, L.P.
By:	EL PASO PRODUCTION OIL & GAS COMPANY
Its General Partner

	By:	/s/ Lisa A. Stewart
Lisa A. Stewart
President

2

State of Delaware
Secretary of State
Division of Corporations
Delivered 09:17 PM 06/09/2006
FILED 09:17 PM 06/09/2006
SRV 060562338 - 2543123 FILE

CERTIFICATE OF MERGER

merging

MEDICINE BOW OPERATING COMPANY

with and into

EL PASO E&P COMPANY, L.P.

Pursuant to

Section 263 of the Delaware General Corporation Law

and

Section 17-211 of the Delaware Revised Uniform Limited Partnership Act

El Paso E&P Company, L.P., a Delaware limited partnership, hereby certifies to the following facts relating to the merger (the “Merger”) of Medicine Bow Operating Company, a Delaware corporation, with and into El Paso E&P Company, L.P., pursuant to Section 263 of the Delaware General Corporation Law (“DGCL”) and Section 17-211 of the Delaware Revised Uniform Limited Partnership Act (“DRULPA”), and submits the following Certificate of Merger for filing:

FIRST: That the name and state of jurisdiction of each entity that is to merge is as follows:

Name	State of Jurisdiction

Medicine Bow Operating Company	Delaware
El Paso E&P Company, L.P.	Delaware

SECOND: That an Agreement of Merger dated as of June 30, 2006 (the “Merger Agreement”), has been approved, adopted, certified, executed, and acknowledged by the constituent entity to the Merger in accordance with Section 263 of the DGCL and Section 17-211 of the DRULPA.

THIRD: That the name of the surviving entity is El Paso E&P Company, L.P. (“E&P LP”).

FOURTH: That the existing Certificate of Limited Partnership of E&P LP shall be the Certificate of Limited Partnership of the surviving entity.

FIFTH: That the Merger shall be effective at 10:00 a.m., Eastern Daylight Time, on June 30, 2006.

SIXTH: That an executed copy of the Merger Agreement is on file at the place of business of E&P LP, 1001 Louisiana Street, Houston, Texas 77002.

SEVENTH: That a copy of the Merger Agreement will be furnished upon request and without cost to any partner or stockholder of, or any person holding an interest in, any entity that is to merge.

IN WITNESS WHEREOF, El Paso E&P Company, L.P. has caused this Certificate of Merger to be signed by a duly authorized officer of the General Partner this 31st day of May 2006.

EL PASO E&P COMPANY, L.P.

By:	EL PASO PRODUCTION OIL & GAS COMPANY
Its General Partner

	By:	/s/ Lisa A. Stewart
Lisa A. Stewart
President

2

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:00 PM 08/11/2006
FILED 06:42 PM 08/11/2006
SRV 060756743 - 2543123 FILE

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF LIMITED PARTNERSHIP

OF

EL PASO E&P COMPANY, L.P.

The undersigned, desiring to amend the Amended and Restated Certificate of Limited Partnership of El Paso E&P Company, L.P., pursuant to the provisions of Section 17-202 of the Delaware Revised Uniform Limited Partnership Act, as amended (“DRULPA”) does hereby certify as follows:

1.        The name of the Limited Partnership is El Paso E&P Company, L.P.

2.        The text of Article IV of the Amended and Restated Certificate of Limited Partnership is hereby amended and restated to read in its entirety as follows:

“ARTICLE IV

GENERAL PARTNER

The name and mailing address of the general partner of the Limited Partnership is:

El Paso Exploration & Production Management, Inc

1001 Louisiana Street

Houston, Texas 77002.”

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this 10th day of August 2006.

EL PASO E&P COMPANY, L.P.

By:	El Paso Exploration & Production
Management, Inc.
Its General Partner

By:	/s/ Thomas M. Hart
Thomas M. Hart
Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:02 PM 09/15/2009
FILED 07:55 PM 09/15/2009
SRV 090857944 - 2543123 FILE

CERTIFICATE OF MERGER

merging

CORONADO ENERGY PRODUCTION, L.L.C.

with and into

EL PASO E&P COMPANY, L.P.

Pursuant to

Section 18-209 of the Delaware Limited Liability Company Act

and

Section 17-211 of the Delaware Revised Uniform Limited Partnership Act

El Paso E&P Company, L.P. (“El Paso E&P”), a Delaware limited partnership, hereby certifies to the following facts relating to the merger (the “Merger”) of Coronado Energy Production, L.L.C., a Delaware limited liability company, with and into El Paso E&P, pursuant to Section 18-209 of the Delaware Limited Liability Company Act (“DLLCA”) and Section 17-211 of the Delaware Revised Uniform Limited Partnership Act (“DRULPA”), and submits the following Certificate of Merger for filing:

FIRST: That the name and state of jurisdiction of each entity that is to merge is as follows:

Name	State of Jurisdiction

Coronado Energy Production Operating, L.L.C.	Delaware
El Paso E&P Company, L.P.	Delaware

SECOND: That an Agreement of Merger dated as of September 14, 2009 (the “Merger Agreement”), has been approved, adopted, certified, executed, and acknowledged by each of the constituent entities to the Merger in accordance with Section 18-209 of the DLLCA and Section 17-211 of the DRULPA.

THIRD: That the name of the surviving entity is El Paso E&P Company, L.P.

FOURTH: That the existing Certificate of Limited Partnership of El Paso E&P shall be the Certificate of Limited Partnership of the surviving entity.

FIVE: That the Merger shall be effective on September 15, 2009.

SIXTH: That an executed copy of the Merger Agreement is on file at the place of business of El Paso E&P, 1001 Louisiana Street, Houston, Texas 77002.

SEVENTH: That a copy of the Merger Agreement will be furnished upon request and without cost to any partner or member of, or any person holding an interest in, any entity that is to merge.

IN WITNESS WHEREOF, El Paso E&P Company, L.P. has caused this Certificate of Merger to be signed by a duly authorized officer of the General Partner this 14th day of September 2009.

EL PASO E&P COMPANY, L.P.
By:	EL PASO EXPLORATION & PRODUCTION MANAGEMENT, INC.
Its General Partner

	By:	/s/ Dane E. Whitehead
Dane E. Whitehead
Senior Vice President

2

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:02 PM 09/15/2009
FILED 08:02 PM 09/15/2009
SRV 090857948 - 2543123 FILE

CERTIFICATE OF MERGER

merging

CORONADO ENERGY PRODUCTION OPERATING, L.L.C.

with and into

EL PASO E&P COMPANY, L.P.

Pursuant to

Section 18-209 of the Delaware Limited Liability Company Act

and

Section 17-211 of the Delaware Revised Uniform Limited Partnership Act

El Paso E&P Company, L.P. (“El Paso E&P”), a Delaware limited partnership, hereby certifies to the following facts relating to the merger (the “Merger”) of Coronado Energy Production Operating, L.L.C., a Delaware limited liability company, with and into El Paso E&P, pursuant to Section 18-209 of the Delaware Limited Liability Company Act (“DLLCA”) and Section 17-211 of the Delaware Revised Uniform Limited Partnership Act (“DRULPA”), and submits the following Certificate of Merger for filing:

FIRST: That the name and state of jurisdiction of each entity that is to merge is as follows:

Name	State of Jurisdiction

Coronado Energy Production Operating, L.L.C.	Delaware
El Paso E&P Company, L.P.	Delaware

SECOND: That an Agreement of Merger dated as of September 14, 2009 (the “Merger Agreement”), has been approved, adopted, certified, executed, and acknowledged by each of the constituent entities to the Merger in accordance with Section 18-209 of the DLLCA and Section 17-211 of the DRULPA.

THIRD: That the name of the surviving entity is El Paso E&P Company, L.P.

FOURTH: That the existing Certificate of Limited Partnership of El Paso E&P shall be the Certificate of Limited Partnership of the surviving entity.

FIVE: That the Merger shall be effective on September 15, 2009.

SIXTH: That an executed copy of the Merger Agreement is on file at the place of business of El Paso E&P, 1001 Louisiana Street, Houston, Texas 77002.

SEVENTH: That a copy of the Merger Agreement will be furnished upon request and without cost to any partner or member of, or any person holding an interest in, any entity that is to merge.

IN WITNESS WHEREOF, El Paso E&P Company, L.P. has caused this Certificate of Merger to be signed by a duly authorized officer of the General Partner this 14th day of September 2009.

EL PASO E&P COMPANY, L.P.
By:	EL PASO EXPLORATION & PRODUCTION MANAGEMENT, INC.
Its General Partner

	By:	/s/ Dane E. Whitehead
Dane E. Whitehead
Senior Vice President

2

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:42 PM 12/28/2010
FILED 06:32 PM 12/28/2010
SRV 101241147 - 2543123 FILE

CERTIFICATE OF MERGER

merging

CORONADO ENERGY E&P COMPANY, L.L.C.,

EL PASO SOUTH TEXAS E&P COMPANY, L.L.C.,

and

EL PASO E&P ZAPATA, L.P.

with and into

EL PASO E&P COMPANY, L.P.

Pursuant to

Section 18-209 of the Delaware Limited Liability Company Act

Section 10.002 of the Texas Revised Limited Partnership Act

and

Section 17-211 of the Delaware Revised Uniform Limited Partnership Act

El Paso E&P Company, L.P. (“El Paso E&P”), a Delaware limited partnership, hereby certifies to the following facts relating to the merger (the “Merger”) of Coronado Energy E&P Company, L.L.C., a Delaware limited liability company, El Paso South Texas E&P Company, L.L.C., a Delaware limited liability company, and El Paso E&P Zapata, L.P., a Texas limited partnership, with and into El Paso E&P, pursuant to Section 18-209 of the Delaware Limited Liability Company Act (“DLLCA”), and Section 10.002 of the Texas Revised Limited Partnership Act (“TRLPA”), and Section 17-211 of the Delaware Revised Uniform Limited Partnership Act (“DRULPA”), and submits the following Certificate of Merger for filing:

FIRST: That the name and state of jurisdiction of each entity that is to merge is as follows:

Name	State of Jurisdiction

Coronado Energy E&P Company, L.L.C.	Delaware
El Paso South Texas E&P Company, L.L.C.	Delaware
El Paso E&P Zapata, L.P.	Texas
El Paso E&P Company, L.P.	Delaware

SECOND: That an Agreement of Merger dated as of December 15, 2010 (the “Merger Agreement”), has been approved, adopted, certified, executed, and acknowledged by each of the constituent entities to the Merger in accordance with Section 18-209 of the DLLCA, Section 10.002 of the TRLPA and Section 17-211 of the DRULPA.

THIRD: That the name of the surviving entity is El Paso E&P Company, L.P.

FOURTH: That the existing Certificate of Limited Partnership of El Paso E&P shall be the Certificate of Limited Partnership of the surviving entity.

FIVE: That the Merger shall be effective on December 31, 2010.

SIXTH: That an executed copy of the Merger Agreement is on file at the place of business of El Paso E&P, 1001 Louisiana Street, Houston, Texas 77002.

SEVENTH: That a copy of the Merger Agreement will be furnished upon request and without cost to any partner or member of, or any person holding an interest in, any entity that is to merge.

IN WITNESS WHEREOF, El Paso E&P Company, L.P. has caused this Certificate of Merger to be signed by a duly authorized officer of the General Partner this 15th day of December 2010.

EL PASO E&P COMPANY, L.P.
By:	EL PASO EXPLORATION & PRODUCTION MANAGEMENT, INC.
Its General Partner

	By:	/s/ Francis C. Olmsted III
Francis C. Olmsted III
Vice President

2

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:38 PM 05/21/2012
FILED 04:16 PM 05/21/2012
SRV 120601727 - 2543123 FILE

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF LIMITED PARTNERSHIP

OF

EL PASO E&P COMPANY, L.P.

The undersigned, desiring to amend the Amended and Restated Certificate of Limited Partnership of El Paso E&P Company, L.P., pursuant to the provisions of Section 17-202 of the Delaware Revised Uniform Limited Partnership Act, as amended (“DRULPA”) does hereby certify as follows:

1.        The name of the Limited Partnership is El Paso E&P Company, L.P.

2.        The text of Article I of the Certificate of Limited Partnership of the Limited Partnership is hereby amended and restated to read in its entirety as follows:

“ARTICLE I

NAME

The name of the Limited Partnership shall be EP Energy E&P Company, L.P. (hereinafter, the “Company”).”

3.        This amendment to the Certificate of Amendment shall be effective at 12:01a.m. Eastern Time on June 1, 2012.

IN WITNESS WHEREOF, the undersigned general partner has executed this Certificate of Amendment on this 18th day of May, 2012.

EL PASO EXPLORATION &
PRODUCTION MANAGEMENT, INC.
The General Partner

By:	/s/ Joseph C. James
Joseph C. James
Assistant Secretary